Exchange Agreement Amendment No. 1 dated as of May , 2008

Reference is made to the Exchange Agreement (the "**Exchange Agreement**") made by and among Bret Bader ("**Bader**"), Mark Brennan ("**Brennan**"), Paul (Billy) Boyle ("**Boyle**"), Andrew Koehl ("**Koehl**"), David Ruiz-Alonso ("**Ruiz-Alonso**"), and Advance Nanotech, Inc. ("**AVNA**"). Dated?

All capitalized terms used herein shall be defined as defined in or by reference in the Exchange Agreement except as otherwise expressly set forth hereby.

AVNA has completed two closings with respect to the Private Placement but has not yet completed the entire Private Placement to sell a total of at least $ 8.8 million of AVNA securities.

The parties to the Exchange Agreement have been working towards consummation of the Exchange Agreement and desire to consummate the same expeditiously.

To accomplish that end, the parties desire to amend the Exchange Agreement in order to facilitate the consummation of the Exchange Agreement and the related transition of AVNA from a holding company identifying various technologies and seeking to develop them through a number of subsidiaries to an operating company focused on the Owlstone business.

NOW, THEREFORE, and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the parties hereto and intending to be bound hereby, the parties hereby agree as follows:

1. **Exchange Agreement in Full Force and Effect**. Except as otherwise expressly set forth herein, each and every provision of the Exchange Agreement is and remains in full force and effect.

2. **Closing Conditions: Consummation of Balance of $8.8 Million Private Placement a Closing Condition and Additional Options.** It shall be a condition to the Closing of the Exchange of Owlstone Securities with the Sellers, which condition may be waived by the Sellers in their sole discretion, that AVNA shall have completed the Private Placement of at least the balance of the $8.8 million of AVNA securities which have not previously been sold in the Private Placement. Section 5.1 of the Exchange Agreement is deleted in its entirety. Also, Section 5(6) of the Exchange Agreement is amended so that the replacement options to be issued pursuant to that Section 5(6) initially shall be exercisable at the closing trade price for one share of AVNA's common stock on its principal trading market on the date upon which the replacement options are granted and issued but not less than $0.25 per share, and the last sentence of that Section is deleted in its entirety. In addition, Section 5(7) of the Exchange Agreement is hereby amended to provide that an additional 4 million warrants, each to purchase one share of AVNA common stock, shall be issued, in the aggregate, in the exchange with the holders of shares of Owlstone common stock pursuant to that Section 5(7), such warrants to be on the same terms and conditions as the other warrants issued pursuant to said Section 5(7)..

3. **Change in AVNA Management**. Notwithstanding any representation, warranty or covenant to the contrary in the Exchange Agreement or in the Reports, since the respective dates thereof AVNA has made certain changes in its management. Mr. Tony Goncalves has resigned as Chief Executive Officer of AVNA (and, consequently, as an officer and director of any subsidiaries of the AVNA of which he was an officer or director), such resignation effective as of April 28, 2008. Mr. Magnus Gittins has given notice of his resignation as Executive

Chairman and President of the Company, and the Board of Directors of the Company is considering the appropriate course of action with respect to Mr. Gittins. Mr. Peter Rugg has been appointed Acting Chairman of the Board, in place of Mr. Gittins, and Mr. Lee Cole has been appointed Acting Principal Executive Officer of AVNA. Mr. Bret Bader has accepted appointment as the Chief Executive Officer of AVNA, on the terms hereafter set forth provided that the appointment of Mr. Bader (i) is to become effective only upon closing of the exchange for shares of the Sellers pursuant to Sections 1, 2 and 3 of the Exchange Agreement, as amended, and (ii) is otherwise to be upon the same salary terms as Mr. Bader's existing employment agreement with Owlstone (that is, for clarity, without additional compensation). Mr. Bader has agreed that upon the effective date of his appointment as Chief Executive Officer of AVNA, his employment agreement with Owlstone is shall be deemed amended so as also to be an agreement for employment by AVNA as its Chief Executive Officer (that is, for clarity, without additional compensation), but with Mr. Bader becoming eligible to participate in AVNA's restricted stock, option or similar plans available to AVNA executives rather than Owlstone's plans, and with indemnification and similar provisions substantially the same as those in employment agreements of AVNA's executive officers. During the period from the date hereof until the effective date of Mr. Bader's appointment as the Chief Executive Officer of AVNA, Mr. Bader shall report to Mr. Cole, the Acting Principal Executive Officer of AVNA, and to the Board of AVNA. In order to enable Mr. Bader to perform such duties in the interim period, AVNA shall cause each and every officer and employee of AVNA to cooperate with Mr. Bader promptly and completely upon his request from time to time. In addition, the Board of AVNA shall cause the Audit Committee of AVNA to meet approximately once a week during the interim period in order to review such matters as may be submitted from time to time by Mr. Cole or Mr. Bader.

4. **Entire Agreement; Assignability**. This Agreement and other documents delivered pursuant to this Agreement represent the entire agreement between the parties hereto with respect to the subject matter hereof and may be amended only by a writing executed by all parties. Neither AVNA nor the Sellers have relied on any representations not contained or referred to in this Agreement and the documents, if any, delivered herewith. No right or obligation of any party hereto may be assigned without prior notice to and the written consent of the other parties hereto.

5. **Execution in Counterparts; Facsimiles**. This Agreement may be executed in any number of counterparts and by the different signatories hereto on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument. This Agreement may be executed by facsimile signature and delivered by facsimile transmission.

[THIS SPACE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, each of the undersigned parties has executed and delivered this Agreement, intending to be bound hereby, as of the date set forth beneath such party's signature below.

ADVANCE NANOTECH, INC.,
a Delaware corporation

By:______________________________
Name: Lee Cole
Title:
Address:

Dated: May 28, 2008

THE SELLERS
Each one individually for himself:

BRET BADER

By:______________________________
Name: Bret Bader, individually
Address:

Dated: May __, 2008

MARK BRENNAN

By:______________________________
Name: Mark Brennan, individually
Address:

Dated: May __, 2008

PAUL (BILLY) BOYLE

By:______________________________
Name: Paul (Billy) Boyle, individually
Address:

Dated: May __, 2008

IN WITNESS WHEREOF, each of the undersigned parties has executed and delivered this Agreement, intending to be bound hereby, as of the date set forth beneath such party's signature below.

ADVANCE NANOTECH, INC.,
a Delaware corporation

By:____________________________
Name:
Title:
Address:

Dated: May __, 2008

THE SELLERS
Each one individually for himself:

BRET BADER

By:____________________________
Name: Bret Bader, individually
Address:

Dated: May __, 2008

MARK BRENNAN

By:____________________________
Name: Mark Brennan, individually
Address:

Dated: May __, 2008

PAUL (BILLY) BOYLE

By:____________________________
Name: Paul (Billy) Boyle, individually
Address:

Dated: May __, 2008

IN WITNESS WHEREOF, each of the undersigned parties has executed and delivered this Agreement, intending to be bound hereby, as of the date set forth beneath such party's signature below.

ADVANCE NANOTECH, INC.,
a Delaware corporation

By:____________________________
Name:
Title:
Address:

Dated: May __, 2008

THE SELLERS
Each one individually for himself:

BRET BADER

By:____________________________
Name: Bret Bader, individually
Address:

Dated: May __, 2008

MARK BRENNAN

By:____________________________
Name: Mark Brennan, individually
Address:

Dated: May __, 2008

PAUL (BILLY) BOYLE

By:____________________________
Name: Paul (Billy) Boyle, individually
Address:

Dated: May __ 2008

ANDREW KOEHL

By: [signature]
Name: Andrew Koehl, individually
Address:

Dated: May __, 2008

DAVID RUIZ-ALONSO

By: [signature]
Name: David Ruiz-Alonso, individually
Address:

Dated: May __, 2008